IEG Holdings Corporation Launches Offering to Raise up to $5M in Equity

LAS VEGAS, NV -- (March 10, 2016) - IEG Holdings Corporation (OTCQX: IEGH), a provider of online unsecured consumer loans, today announced that the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2016, as amended on February 22, 2016 and March 3, 2016 (as amended, the “Form S-1”), related to the Company’s direct public offering of 1,000,000 shares of its common stock at an offering price of $5.00 per share, was declared effective by the SEC. If all of the shares being offered pursuant to the Form S-1 are sold, the Company would receive an aggregate of $5 million.

The Company plans to use the proceeds from this offering to fund new loan originations and for general corporate purposes.

The offering is made only by means of a prospectus. A registration statement relating to these securities has been declared effective by the SEC. The registration statement may be accessed through the SEC’s website at www.sec.gov. A copy of the final prospectus relating to the offering may be obtained from the Company, Attention: Paul Mathieson, Chief Executive Officer, 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103 or via email at info@investmentevolution.com.

These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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About IEG Holdings Corporation

IEG Holdings Corporation (IEGH) provides online unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com, in 17 US states. The Company offers $5,000 loans over a term of five years at a 23.9% to 29.9% APR. IEG Holdings plans future expansion to 25 US states during 2016. For more information about the Company, visit www.investmentevolution.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Contact:

Company

Paul Mathieson

IEG Holdings Corporation

Chairman/CEO and Founder

info@investmentevolution.com

+1-702-227-5626

Investor Relations

Ted Haberfield

MZ Group | President – MZ North America

Direct: 760-755-2716

thaberfield@mzgroup.us

www.mzgroup.us